                                                                    Exhibit 10.7
                                                                    ------------

                     AMENDED AND RESTATED SECURITY AGREEMENT

                  AMENDED AND RESTATED SECURITY AGREEMENT (this "Security Agreement") dated June 20, 2001 made by each of the entities listed on the signature pages hereto, jointly and severally, (each referred to individually herein as a "Grantor," and collectively, the "Grantors"), in favor of FORD MOTOR CREDIT COMPANY (the "Agent"), as agent for the lenders (the "Lenders") under the Credit Agreement defined below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement defined below.

                             PRELIMINARY STATEMENTS:

         WHEREAS, pursuant to the terms of a certain Credit Agreement dated August 10, 2000 (the "Original Credit Agreement"), Ford Motor Credit Company and Chrysler Financial Company, L.LC. (collectively, the "Original Lenders") extended to Sonic Automotive, Inc., a Delaware corporation, and the entity which exercises control over the Guarantors ("Borrower"), a revolving credit facility in an amount not to exceed $500,000,000.00 (the "Original Loan"); and

         WHEREAS, the Original Credit Agreement is evidenced by the Notes as defined in the Original Credit Agreement (the "Original Notes"); and

         WHEREAS, as a condition, among others, to the Original Lenders' willingness to enter into and the Original Credit Agreement, the Original Lenders required that certain Subsidiaries (as defined in the Original Credit Agreement) existing at the time of the Original Credit Agreement (collectively, the "Original Grantors"), jointly and severally, execute and deliver a guaranty agreement (collectively, the "First Guaranties"), and a security agreement (collectively, the "Original Security Agreements") pursuant to which, among other things, each such Original Grantor agreed to guaranty the Obligations of Borrower under the Notes (as defined in the Original Credit Agreement) and the Original Credit Agreement; and

         WHEREAS, under the terms of the Original Credit Agreement, any new Dealership Guarantor acquired by Borrower in a Permitted Acquisition was and is required to guaranty each of the Obligations and execute a guaranty and a security agreement in a form acceptable to the Original Lenders; and

         WHEREAS, from the date of the Original Credit Agreement to the date hereof, Borrower made several Permitted Acquisitions and each of the entities acquired or created by Borrower in connection with such Permitted Acquisitions (collectively, the "Additional Grantors," and together with Original Grantors, "Grantors" as defined in the first paragraph hereof) guaranteed the Obligations and executed a guaranty (all referred to together with the First Guaranties as the "Original Guaranty"), a security agreement (all referred to together with the First Security Agreement as the "Original Agreement"); and

         WHEREAS, Borrower has requested an increase in the credit to be provided under the Original Loan to $600,000,000.00 (the "Increase") and in connection with the Increase, Toyota Motor Credit Corporation will join the Original Lenders in providing credit to Borrower and its Subsidiaries pursuant to the terms of the Amended and Restated Credit Agreement dated as of even date herewith (the "Amendment," and referred to together with the Original Credit Agreement as the "Credit Agreement") and as evidenced by the Notes (as defined in the Amendment, the "Amended Notes," and together with the Original Notes, the "Notes"); and

         WHEREAS, it is a condition precedent to the making of loans under the Credit Agreement, that each Grantor reaffirms its obligations under the Original Guaranty and agrees to guaranty the Increase by executing and delivering the Guaranty and Reaffirmation of Guaranty dated as of even date herewith (referred to together with the Original Guaranty as the "Guaranty") and that each Grantor confirms that the security interests granted pursuant to the Original Agreement secure both the Original Loan and the Increase;

         NOW, THEREFORE, in consideration of the premises and in order to induce each Lender to make the Increase and make further Advances under the Credit Agreement, each Grantor hereby agrees with Agent, for the benefit of the Lenders, that Grantor's obligations under the Original Agreement are hereby reaffirmed and the Original Agreement hereby amended and restated in its entirety as follows:

                  SECTION 1. Grant of Security. Grantor hereby assigns and pledges to Agent, for the benefit of the Lenders, and hereby grants to Agent, for the benefit of the Lenders, a security interest in, all of its respective right, title and interest in and to the following, whether now owned or hereafter acquired (the "Collateral"):

                  (a) all furniture, machinery, service vehicles, supplies and other equipment (the "Equipment");

                  (b) motor vehicles, tractors, trailers, service parts and accessories and other inventory ("Inventory");

                  (c) all accounts, contract rights, chattel paper, instruments, notes, letters of credit, documents, documents of title, investment property, deposit accounts, other bank accounts, general intangibles, tax refunds and other obligations of third persons of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods, the rendering of services or otherwise, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, notes, letters of credit, documents, documents of title, investment property, deposit accounts, other bank accounts, general intangibles, tax refunds or obligations of third persons (any and all such accounts, contract rights, chattel paper, instruments, notes, letters of credit, documents, documents of title, investment property, deposit accounts, other bank accounts, general intangibles, tax refunds and obligations of third persons being the "Receivables", and any and all such leases, security agreements and other contracts being the "Related Contracts");

                  (d) all of the Grantor's governmental approvals and authorizations to the maximum extent permitted by applicable law;

                  (e) all property and interests in property of the Grantor now or hereafter coming into the actual possession, custody or control of the Agent or a Lender in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise);

                  (f) leasehold interests in and fixtures located on any real property;

                  (g) records and other books and records relating to the foregoing; and

                  (h) all accessions and additions to, substitutions for, and replacements, products and proceeds of any of the foregoing (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (g) of this Section 1 and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

                  SECTION 2. Security for Obligations. This Agreement secures the payment of (i) all obligations of the Borrower now or hereafter existing under the Credit Agreement and the Notes, (ii) all obligations of Grantor now or hereafter existing under the Guaranty, whether for principal, interest, fees, expenses or otherwise, and (iii) all obligations of Grantor hereafter existing under this Agreement (all such obligations of the Grantors and the Borrower being the "Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantor to Lender under the Credit Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Grantor or the Borrower.

                  SECTION 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its respective duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent of any of the rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) neither Agent nor the Lenders shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Agent or the Lenders be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  SECTION 4. Representations and Warranties. Grantor represents and warrants as follows:

                  (a) All of its Equipment and Inventory is located at the places specified on Exhibit A hereto. The chief place of business and chief executive office of Grantor and the office where the Grantor keeps its records concerning the Receivables, and the originals of all chattel paper that evidence Receivables, are located at the address specified in Section 16. except for that portion of the Receivables constituting BHPH Collateral (as defined in the Agreement), none of the Receivables is evidenced by a promissory note or other instrument.

                  (b) Grantor is the legal and beneficial owner of its respective Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for (i) the security interest created by this Agreement, and (ii) any security interests consented to by the Required Lenders (as defined in the Credit Agreement) (collectively, the "Permitted Liens"). Other than financing statements with respect to Permitted Liens, no effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender relating to this Agreement.

                  (c) Grantor has exclusive possession and control of its Equipment and Inventory.

                  (d) Subject to the Permitted Liens, this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

                  (e) No consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) for the exercise by Agent (for the benefit of the Lenders) of its rights and remedies hereunder.

                  (f) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

                  (g) Grantor has, independently and without reliance upon either Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

                  SECTION 5. Further Assurances. (a) Grantor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent (acting for the benefit of the Lenders) to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will upon such request: (i) mark conspicuously each chattel paper included in the Receivables and each Related Contract and, at the request of Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (ii) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to Agent (for the benefit of the Lenders) hereunder such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Lender may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

                  (b) Grantor hereby authorizes Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without its signature where permitted by law. A photocopy or other reproduction of this

Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) Grantor will furnish to Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail.

                  SECTION 6. As to Equipment and Inventory. (a) Grantor shall keep its Equipment and Inventory at the location referred to in Section 4(a) or, upon 30 days' prior written notice to Agent , at such other places in jurisdictions where all action required by Section 5 shall have been taken with respect to its Equipment and Inventory.

                  (b) Grantor shall cause the Equipment owned by it to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end. Grantor shall promptly furnish to Agent a statement respecting any material loss or damage to any of its Equipment or Inventory.

                  (c) Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims against, its Equipment or Inventory.

                  SECTION 7. Insurance. Grantor shall, at its own expense, maintain insurance with respect to its Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of Agent (for the benefit of the Lenders) and the Grantor as their respective interests may appear and each policy for property damage insurance shall provide for all losses to be paid directly to Agent (for the benefit of the Lenders). Each such policy shall in addition (i) name the Grantor and Agent (for the benefit of the Lenders) as insured parties thereunder (without any representation or warranty by or obligation upon Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to Agent (for the benefit of the Lenders) notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (iii) provide that there shall be no recourse against Agent or the Lenders for payment of premiums or other amounts with respect thereto and (iv) provide that at least ten days' prior written notice of cancellation or of lapse shall be given to Agent by the insurer. Grantor shall, if so requested by Agent, deliver to Agent original or duplicate policies of such insurance and, as often as Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further Grantor shall, at the request of Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 5 and cause the insurers to acknowledge notice of such assignment.

                  (b) Upon the occurrence and during the continuance of an Event of Default, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by Agent as specified in Section 13(b).

                  SECTION 8. As to Receivables. Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and the originals of all chattel paper that evidence Receivables, if any, at the location therefor referred to in Section 4(a) or, upon 30 days' prior written notice to Agent, at any other locations in a jurisdiction where all action required by Section 5 shall have been taken with respect to the Receivables. Grantor will hold and preserve such records and chattel paper and will permit representatives of Agent or any Lender at any time during normal business hours to inspect and make abstracts from such records and chattel paper. Grantor shall not change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become seriously misleading, unless the Borrower shall have given Agent at least 30 days prior written notice thereof and prior to effecting any such change, taken such steps as Agent may deem necessary or desirable to continue the perfecting and priority of the liens in favor of Agent (for the benefit of the Lenders) granted in connection herewith.

                  SECTION 9. Transfers and Other Liens. Grantor may not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement.

                  SECTION 10. Agent Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints Agent Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Lenders or otherwise, from time to time in Agent's discretion, to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to obtain and adjust insurance required to be paid to Agent pursuant to Section 7,

                  (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral,

                  (c) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection therewith, and

                  (d) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Agent or the Lenders with respect to any of the Collateral.

                  SECTION 11. Agent May Perform. If Grantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the expenses of Agent or the Lenders incurred in connection therewith shall be payable by the Grantors under Section 14(b).

                  SECTION 12. Agent's Duties. The powers conferred on Agent hereunder are solely to protect its interest (in its capacity as agent on behalf of the Lenders) in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

                  SECTION 13. Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of North Carolina at that time (the "Code") (whether or not the Code applies to the affected Collateral), and also may (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to Agent at a place to be designated by Agent which is reasonably convenient to both parties and
         (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent's or Initial Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Agent may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Agent, be held by Agent as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to Agent or the Lenders pursuant to Section 14) in whole or in part by Agent against, all or any part of the Obligations in such order as Agent shall elect. Any surplus of such cash or cash proceeds held by Agent and remaining after payment in full in cash of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

                  SECTION 14. Indemnity and Expenses. (a) Grantor agrees to indemnify Agent and the Lenders from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Lender's gross negligence or willful misconduct.

                  (b) Grantor shall be liable to Agent and the Lenders for the amount of any and all reasonable expenses, including the reasonable fees and expenses of its in-house and external counsel and of any experts and agents, which Agent or the Lenders may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii)
the exercise or enforcement of any of the rights of Agent or the Lenders hereunder or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

                  (c) Notwithstanding anything else in this Agreement to the contrary, no party shall have any obligation to reimburse any person for attorneys' fees and expenses unless such fees and expenses are (i) reasonable in amount, (ii) determined without reference to any statutory presumption and (iii) calculated using the actual time expended and the standard hourly rate for the attorneys and paralegals performing the tasks in question and the actual out-of-pocket expenses incurred.

                  SECTION 15. Amendments, Etc. Except as otherwise provided in
Section 7.1 (b) of the Credit Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Grantor, at its address at 6415 Idlewild Road, Suite 109, Charlotte, North Carolina 28212, if to Agent, at its address specified in the Credit Agreement; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be effective, upon receipt, or in the case of (i) notice by mail, five days after being deposited in the United States mails, first class postage prepaid, (ii) notice by overnight courier, one business day after being deposited with a national overnight courier service,
(iii) notice by telex, when telexed against receipt of answer back or (iv) notice by facsimile copy, when transmitted against mechanical confirmation of successful transmission.

                  SECTION 17. Continuing Security Interest; Assignments under Credit Agreement. This Agreement shall create a continuing assignment of and security interest in the Collateral and shall (i) remain in full force and effect until the payment in full in cash of the Obligations and all other amounts payable under this Agreement (such date, the "Security Termination Date"), (ii) be binding upon Grantor, and Grantor's successors and assigns and
(iii) inure to the benefit of, and be enforceable by, Agent, The Lenders, and each of their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise subject, however to the provisions of Article VII of the Credit Agreement. On the Security Termination Date, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, Agent will, at the Grantors' expense, execute and deliver to Grantor such documents as it shall reasonably request to evidence such termination.

                  SECTION 18. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NORTH CAROLINA. Unless otherwise defined herein or in the Credit Agreement, terms used in
Article 9 of the Code are used herein as therein defined.

                  SECTION 19. Waiver of Jury Trial. To the maximum extent of applicable law, Grantor, the Agent and each Lender waives any right to trial by jury in any dispute, whether sounding in contract, tort, or otherwise, between the Agent, the Lenders and Grantor arising out of or related to the transactions contemplated by this Agreement or any other instrument, document or agreement executed or delivered in connection herewith. Any of the Grantor, the Agent or the Lenders may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

                  SECTION 20. Consent to Jurisdiction; Counterclaims; Forum Non Conveniens. (a) Exclusive Jurisdiction. Except as provided in subsection (b) of this Section 20, the Agent, each Lender and the Grantor agree that all disputes between them arising out of or related to the relationship established between them in connection with this Agreement, whether arising in contract, tort, equity, or otherwise, shall be resolved only by state or federal courts located in North Carolina, but the parties acknowledge that any appeals from those courts may have to be heard by a court located outside of North Carolina.

                  (b) Other Jurisdictions. Each of Agent and the Lenders shall have the right to proceed against any Grantor or its real or personal property in a court in any location to enable Agent or the Lenders to obtain personal jurisdiction over the Grantor, to realize on the Collateral or any other security for the Obligations or to enforce a judgment or other court order entered in favor of Agent or the Lenders. No Grantor shall assert any permissive counterclaims in any proceeding brought by Agent or the Lenders under this
Section 17(b).

                  (c) Venue; Forum Non Conveniens. Each of Agent, the Grantor and each Lender waives any objection that it may have (including, without limitation, any objection to the laying of venue or based on forum non conveniens) to the location of the court in which any proceeding is commenced in accordance with this Section 20.

                  SECTION 21. Service of Process. Grantor waives personal service of any process upon it and, as security for the Obligations, irrevocably appoints Theodore M. Wright as its registered agent for the purpose of accepting service of process issued by any court in connection with any dispute between Grantor, the Agent and the Lenders arising out of or related to the relationship established between them in connection with this Agreement or any other document to which Grantor is a party.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                           [SIGNATURE PAGE TO FOLLOW]

                  IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed under seal and delivered by its officer thereunto duly authorized as of the date first above written.

                                    each of the entities listed on the remainder of this page and on the following three pages

                                    By:    /s/ THEODORE M. WRIGHT (SEAL)
                                           ------------------------

                                           Name:    Theodore M. Wright

                                           Title:   Vice President

                                           SONIC - MONTGOMERY FLM, INC.,
                                           COBB PONTIAC-CADILLAC, INC.,
                                           ROYAL MOTOR COMPANY, INC.,
                                           CAPITAL CHEVROLET AND IMPORTS, INC.,
                                           SONIC AUTOMOTIVE - 21699
                                                 U.S. HWY 19 N., INC.,
                                           HMC FINANCE ALABAMA, INC.
                                           SONIC AUTOMOTIVE OF GEORGIA, INC.,
                                           SONIC AUTOMOTIVE 5260 PEACHTREE
                                                 INDUSTRIAL BLVD., LLC,
                                           FRONTIER OLDSMOBILE-CADILLAC, INC.,
                                           MARCUS DAVID CORPORATION,
                                           SONIC AUTOMOTIVE - 9103 E.
                                                 INDEPENDENCE, NC, LLC,
                                           SONIC CHRYSLER-PLYMOUTH-JEEP, LLC,
                                           SONIC DODGE, LLC,
                                           TOWN AND COUNTRY FORD, INCORPORATED,
                                           SONIC AUTOMOTIVE-3700 WEST BROAD
                                                 STREET, COLUMBUS, INC.,
                                           SONIC AUTOMOTIVE-1455 AUTOMALL DRIVE,
                                                COLUMBUS, INC.,
                                           SONIC AUTOMOTIVE-1495 AUTOMALL DRIVE,
                                                 COLUMBUS, INC.,
                                           SONIC AUTOMOTIVE-4000 WEST BROAD
                                                 STREET, COLUMBUS, INC.,
                                           SONIC AUTOMOTIVE-1500 AUTOMALL
                                                 DRIVE, COLUMBUS, INC.,
                                           SONIC AUTOMOTIVE-1400 AUTOMALL DRIVE,
                                                 COLUMBUS, INC.,
                                           FORT MILL CHRYSLER-PLYMOUTH-DODGE,
                                                 INC.,
                                           SONIC AUTOMOTIVE 2752 LAURENS RD.,
                                                 GREENVILLE, INC.,
                                           SONIC AUTOMOTIVE 2424 LAURENS RD.,
                                                 GREENVILLE, INC.,

                                           TOWN AND COUNTRY CHRYSLER-PLYMOUTH-
                                                 JEEP OF ROCK HILL, INC.,
                                           SONIC AUTOMOTIVE OF CHATTANOOGA, LLC,
                                           SONIC AUTOMOTIVE OF NASHVILLE, LLC,
                                           SONIC AUTOMOTIVE - 6025
                                                 INTERNATIONAL DRIVE, LLC,
                                           TOWN AND COUNTRY CHRYSLER-PLYMOUTH-
                                                JEEP, LLC,
                                           TOWN AND COUNTRY DODGE OF
                                                CHATTANOOGA, LLC,
                                           TOWN AND COUNTRY JAGUAR, LLC,
                                           TOWN AND COUNTRY FORD OF CLEVELAND,
                                                LLC,
                                           SONIC - 2185 CHAPMAN RD.,
                                                   CHATTANOOGA, LLC,
                                           SONIC OF TEXAS, INC.,
                                           SONIC - WILLIAMS IMPORTS, INC.,
                                           SONIC - WILLIAMS BUICK, INC.,
                                           SONIC - WILLIAMS CADILLAC, INC.,
                                           SONIC - WILLIAMS MOTORS, LLC,
                                           SONIC - NEWSOME CHEVROLET WORLD,
                                                   INC.,
                                           SONIC - NEWSOME OF FLORENCE, INC.,
                                           SONIC - CLASSIC DODGE, INC.
                                           SONIC - ROCKVILLE MOTORS, INC.,
                                           SONIC - ROCKVILLE IMPORTS, INC.,
                                           SONIC - MANHATTAN WALDORF, INC.,
                                           SONIC - MANHATTAN FAIRFAX, INC.,
                                           SONIC - NORTH CHARLESTON, INC.,
                                           SONIC AUTOMOTIVE - 5585 PEACHTREE
                                                 INDUSTRIAL BLVD., LLC,
                                           SONIC - NORTH CHARLESTON DODGE, INC.,
                                           VILLAGE IMPORTED CARS, INC.,
                                           FIRSTAMERICA AUTOMOTIVE, INC.,
                                           FA SERVICE CORPORATION,
                                           FAA AUTO FACTORY, INC.,
                                           FAA BEVERLY HILLS, INC.,
                                           FAA CAPITOL N, INC.,
                                           FAA CONCORD H, INC.,
                                           FAA CONCORD N, INC.,
                                           FAA CONCORD T, INC.,
                                           FAA DEALER SERVICES, INC.,
                                           FAA DUBLIN N, INC.,
                                           FAA MARIN D, INC.,
                                           FAA POWAY D, INC.,
                                           FAA POWAY G, INC.,
                                           FAA SAN BRUNO, INC.,
                                           FAA SERRAMONTE H, INC.,
                                           FAA SERRAMONTE L, INC.,

                                           FAA SERRAMONTE, INC.,
                                           FAA STEVENS CREEK, INC.,
                                           FAA WOODLAND HILLS VW, INC.,
                                           SMART NISSAN, INC.,
                                           FAA TORRANCE CPJ, INC.,
                                           FAA DUBLIN VWD, INC.,
                                           KRAMER MOTORS INCORPORATED,
                                           FAA SANTA MONICA V, INC.,
                                           FAA LAS VEGAS H, INC.,
                                           L DEALERSHIP GROUP, INC.,
                                           WINDWARD, INC.,
                                           AUTOBAHN, INC.,
                                           DON LUCAS INTERNATIONAL, INC.,
                                           FAA HOLDING CORP.,
                                           FRANCISCAN MOTORS, INC.,
                                           SANTA CLARA IMPORTED CARS, INC.,
                                           STEVENS CREEK CADILLAC, INC.,
                                           FAA MARIN F, INC.,
                                           FAA POWAY H, INC.,
                                           FAA POWAY T, INC.,
                                           FAA MARIN LR, INC.,
                                           SONIC-RIVERSIDE, INC.,
                                           SONIC-GLOVER, INC., and
                                           RIVERSIDE NISSAN, INC.,
                                           SPEEDWAY CHEVROLET, INC.
                                           FORT MILL FORD, INC.,
                                           FREEDOM FORD, INC.,
                                           SONIC AUTOMOTIVE - CLEARWATER, INC.,
                                           SONIC AUTOMOTIVE COLLISION CENTER OF
                                                 CLEARWATER, INC.,
                                           SONIC AUTOMOTIVE - 1919 N. DIXIE
                                                 HWY., NSB, INC.,
                                           SONIC AUTOMOTIVE - 1307 N. DIXIE
                                                 HWY., NSB, INC.,
                                           SONIC AUTOMOTIVE- 1720 MASON AVE.,
                                                 DB, INC.,
                                           SONIC AUTOMOTIVE - 3741 S. NOVA RD.,
                                                 PO, INC.,
                                           SONIC AUTOMOTIVE  241 RIDGEWOOD AVE.,
                                                 HH, INC.,
                                           SONIC AUTOMOTIVE - 6008 N. DALE
                                                 MABRY, FL, INC.,
                                           SONIC AUTOMOTIVE OF NEVADA, INC.,
                                           SONIC AUTOMOTIVE OF TENNESSEE, INC.,
                                           SONIC AUTOMOTIVE - BONDESEN, INC.,
                                           SONIC - LLOYD PONTIAC - CADILLAC,
                                                 INC.,

                                           SONIC - LLOYD NISSAN, INC.,
                                           SONIC - SUPERIOR OLDSMOBILE, LLC,
                                           SONIC - SHOTTENKIRK, INC.,
                                           SONIC - INTEGRITY DODGE LV, LLC,
                                           SONIC - VOLVO LV, LLC,
                                           SONIC - FM AUTOMOTIVE, LLC,
                                           SONIC - FM, INC.,
                                           SONIC - FM VW, INC.,
                                           SONIC - FM NISSAN, INC.,
                                           SONIC - FREELAND, INC., and
                                           SONIC AUTOMOTIVE - 1720 MASON AVE.,
                                                 DB, LLC
                                           FREEDOM FORD, INC.
                                           SONIC AUTOMOTIVE
                                           SERVICING COMPANY, LLC
                                           SONIC AUTOMOTIVE F & I, LLC
                                           SONIC - RIVERSIDE AUTO FACTORY, INC.
                                           SOUTH CAROLINA AUTOMOBILE ENTERPRISES
                                                 INCORPORATED
                                           TRANSCAR LEASING, INC.
                                           SONIC AUTOMOTIVE - 2490 SOUTH LEE
                                                 HIGHWAY, L.L.C.
                                           FAA CAPITOL F, INC.,
                                           SONIC - LAS VEGAS C EAST, LLC,
                                           SONIC - LAS VEGAS C WEST, LLC,
                                           BILL SWAD CHEVROLET, INC.
                                           SONIC DEVELOPMENT, LLC

                                           SONIC AUTOMOTIVE OF TEXAS, L.P.,
                                           SONIC AUTOMOTIVE-4701 I-10 EAST,
                                                 TX, L.P.,
                                           SONIC AUTOMOTIVE - 3401 N. MAIN, TX,
                                                 L.P.,
                                           SONIC AUTOMOTIVE - 5221 I-10 EAST,
                                                 TX, L.P.,
                                           SONIC - SAM WHITE NISSAN, L.P.,
                                           SONIC - LUTE RILEY, L.P.,
                                           SONIC - READING, L.P., and
                                           SONIC - CAMP FORD, L.P.,
                                           SONIC - DALLAS AUTO FACTORY, L.P.
                                           SONIC-FORT WORTH T, L.P.,
                                           PHILPOTT MOTORS, LTD.
                                           SONIC - RICHARDSON F, L.P.
                                           SONIC - CARROLLTON V, L.P.



                                          By:  Sonic of Texas, Inc., a Texas
                                               corporation, as General Partner


                                          By:    /s/ THEODORE M. WRIGHT (SEAL)
                                                 ---------------------
                                                 Name:    Theodore M. Wright
                                                 Title:   Vice President


                                          SONIC PEACHTREE INDUSTRIAL BLVD.,
                                                L.P., and
                                          SONIC - GLOBAL IMPORTS, L.P.


                                          By: Sonic Automotive of Georgia, Inc.,
                                              a Georgia corporation, as General
                                              Partner


                                           By:   /s/ THEODORE M. WRIGHT (SEAL)
                                                 -----------------------
                                                 Name:  Theodore M. Wright
                                                 Title:   Vice President

                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

Agreed and Accepted
this 20th day of June, 2001


FORD MOTOR CREDIT COMPANY,
a Delaware corporation, as Agent

By:  /s/ THEODORE M. WRIGHT  (SEAL)
    -------------------------


Name:     W. J. Beck, IV

Title:     National Account Manager









                     [SIGNATURE PAGE TO SECURITY AGREEMENT]